                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
               Securities Exchange Act of 1934 (Amendment No.   )

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials

                                 MORTGAGE REALTY AND TRUST
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------
     (5) Total fee paid:
         ----------------------------------------------------------------------

/X/  Fee Paid Previously with Preliminary Materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
         ----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------
     (3) Filing Party:
         ----------------------------------------------------------------------
     (4) Date Filed:
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
                             INFORMATION STATEMENT

DATE, TIME AND PLACE INFORMATION

    This Information Statement is being mailed on or about October 6, 1995 to the holders of Mortgage and Realty Trust $1.00 par value common shares (the "Common Shares").

    The principal executive offices of Mortgage and Realty Trust (the "Company") are located at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590 and the telephone number is (215) 881-1523.

    As of October 5, 1995, the Company had outstanding 11,226,000 Common Shares.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The holders of 85.29% of the Common Shares have consented in writing to change the name of the Company to Value Property Trust and an amendment to the Company's Amended and Restated Declaration of Trust to such effect shall be filed with the Secretary of State of the State of Maryland on or about October 26, 1995. Such an amendment requires the written consent of the holders of not less than 66 2/3% of the outstanding Common Shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The table below sets forth information concerning the only persons, entities or groups which the Company believes are the beneficial owners of five percent or more of the outstanding shares of the Company's Common Shares as of October 5, 1995.

                         NAME AND ADDRESS OF                            AMOUNT AND NATURE OF
                           BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP   PERCENT OF CLASS
----------------------------------------------------------------------  --------------------   ----------------
Mutual Series Fund                                                           5,600,083              49.88%
 51 JFK Parkway
 Short Hills, New Jersey 07078

Intermarket Corporation                                                      2,788,827              24.84%
 667 Madison Avenue
 20th Floor
 New York, New York 10021

Angelo Gordon & Co., L.P.                                                    1,042,631               9.29%
 245 Park Avenue
 New York, New York 10167

Strome Susskind & Company                                                      558,938               4.98%
 100 Wilshire Boulevard
 15th Floor
 Santa Monica, California 90401

    SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information at October 5, 1995 with respect to the beneficial ownership of shares of the Common Shares by each named executive officer and trustee of the Company and by all named executive officers and trustees as a group. The information set forth below is based upon filings with the Securities and Exchange Commission, the Company's share records, and information obtained by the

Company from the persons named below. As of October 5, 1995, no individual trustee or named executive officer had beneficial ownership of 1% or more of the outstanding Common Shares and all trustees and named executive officers as a group beneficially owned .5% of the outstanding Common Shares.

                                                                        AMOUNT AND NATURE OF
NAME BENEFICIAL OWNER(1)                                                BENEFICIAL OWNERSHIP   PERCENT OF CLASS
----------------------------------------------------------------------  --------------------   ----------------
C.W. Strong, Jr. .....................................................            149                --
James A. Dalton.......................................................              0                --
Daniel F. Hennessey...................................................             17                --
Donald W. Burnes, Jr. ................................................              0                --
Douglas R. Eckard.....................................................              0                --
George R. Zoffinger...................................................          8,443                .1%
Carl A. Mayer, Jr. ...................................................              0                --
Martin Bernstien......................................................         28,162(2)             .2%
John B. Levy..........................................................          4,206(3)             --
Richard B. Jennings...................................................              0                --
Richard S. Frary......................................................         18,775                .2%
Jeffrey Altman........................................................              0                --
All Named Executive Officers and Trustees as a group (12 persons).....         59,752                .5%

------------------------

(1) The address of all Named Executive Officers is in care of the Company.

(2) Includes 18,775 shares owned by Evelyn Bernstein, Mr. Bernstein's wife.

(3) All 4,206 shares owned by Judith Brown Levy, Mr. Levy's wife.

CORPORATE NAME CHANGE

    On October 2, 1995, shareholders of 85.29% of the Company's outstanding Common Shares approved an amendment to the Company's Amended and Restated Declaration of Trust changing the Company's name to "Value Property Trust." This new name is intended to reflect the Company's fresh start as a company emerging from a proceeding under Chapter 11 of the Bankruptcy Code.

VOTING PROCEDURES

    The affirmative consent of two-thirds of the outstanding Common Shares is sufficient under Maryland law to adopt the name change amendment to the Company's Amended and Restated Declaration of Trust. The Company has received written consents from 85.29% of the holders of Common Shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSALS BY SECURITY HOLDERS

    The management of the Company knows of no matters to be presented other than voting on the Company's name change.

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